EXHIBIT 10.378

SEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of the 30th day of January, 2015, by and between ADK BONTERRA/PARKVIEW, LLC, a Georgia limited liability company (hereinafter referred to as "Borrower"), with its chief executive office at 1145 Hembree Road, Roswell, Georgia 30076, and GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company (hereinafter referred to as "Lender") with an office at One International Plaza, Suite 220, Philadelphia, Pennsylvania 19113.
Recitals:
Lender and Borrower are parties to a certain Credit Agreement dated April 27, 2011 (as at any time amended, restated, modified or supplemented, the "Credit Agreement") pursuant to which Lender has made certain revolving credit loans to Borrower.
The parties desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.    Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.
2.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)    By deleting the reference to "January 31, 2015" from Section 2.01(d) of the Credit Agreement and by substituting in lieu thereof a reference to "March 31, 2015".
(b)    By deleting the phrase "prior to the last day of the Initial Term" from Section 2.03(c) of the Credit Agreement and by substituting in lieu thereof the phrase "prior to January 31, 2015".
3.    Ratification and Reaffirmation. Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of Borrower's covenants, duties, indebtedness and liabilities under the Loan Documents.
4.    Acknowledgments and Stipulations. Borrower acknowledges and stipulates that the Credit Agreement and the other Loan Documents executed by Borrower are legal, valid and binding obligations of Borrower that are enforceable against Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by Borrower); the security interests and liens granted by Borrower in favor of Lender are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Loans on and as of January 30, 2015, totaled $1,257,423.26.
5.    Representations and Warranties. Borrower represents and warrants to Lender, to induce Lender to enter into this Amendment, that no Event of Default or Unmatured Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite company action on the part of Borrower and this Amendment has been duly executed and delivered by Borrower; and all of the representations and warranties made by Borrower in the Credit Agreement are true and correct on and as of the date hereof.

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6.    Reference to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
7.    Breach of Amendment. This Amendment shall be part of the Credit Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.
8.    Conditions Precedent. The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Lender, unless satisfaction thereof is specifically waived in writing by Lender:
(a)    Lender shall have received a counterpart of this Amendment duly executed by Borrower; and
(b)    Lender shall have received a Consent and Reaffirmation to this Amendment duly executed by ADK.
9.    Amendment Fee; Expenses of Lender. In consideration of Lender's willingness to enter into this Amendment, Borrower agrees to pay to Lender an amendment fee in the amount of $6,667 in immediately available funds on the date hereof. Additionally, Borrower agrees to pay, on demand, all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Lender's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
10.    Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania.
11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
12.    No Novation, etc. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Credit Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and effect.
13.    Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any manually executed signature page to this Amendment delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.
14.    Further Assurances. Borrower agrees to take such further actions as Lender shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
15.    Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

16.    Manager Certification of Borrower. By his execution and delivery of this Amendment, William McBride, III hereby certifies that: (a) the Unanimous Consent in Lieu of a Special Meeting of the Sole Member and the Managers of Borrower dated as of February 21, 2011 (the “Consent”), remains in full force and effect, except that the current Manager of Borrower is now William McBride, III, the individual currently serving as the Chief Executive Officer of ADK; (b) pursuant to the Consent, the Managers or designees of Borrower are authorized and empowered (either alone or in conjunction with any one or more of the other Managers of Borrower) to take, from time to time, all or any part of the following actions on or in behalf of Borrower, as applicable: (i) to make, execute and deliver to Lender this Amendment and all other agreements, documents and instruments contemplated by or referred to herein or executed by Borrower in connection herewith; and (ii) to carry out, modify, amend or terminate any arrangements or agreements at any time existing between Lender and Borrower; (c) any arrangements, agreements, security agreements, or other instruments or documents referred to or executed pursuant to this Amendment by William McBride, III, or any other Manager of Borrower or an employee of ADK acting pursuant to delegation of authority, may be attested by such person and may contain such terms and provisions as such person shall, in his or her sole discretion, determine; and (d) set forth below is the name and signature of the current Chief Executive Officer of ADK and Manager of Borrower, William McBride, III:
William McBride, III        Chief Executive Officer
of ADK and Manager of
Borrower

17.)    Release of Claims. To induce Lender to enter into this Amendment, Borrower hereby releases, acquits and forever discharges Lender, and all officers, directors, agents, employees, successors and assigns of Lender, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that Borrower now has or ever had against Lender arising under or in connection with any of the Loan Documents or otherwise. Borrower represents and warrants to Lender that Borrower has not transferred or assigned to any Person any claim that Borrower ever had or claimed to have against Lender.
18.)    Waiver of Jury Trial. To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.
[Remainder of page intentionally left blank; signatures begin on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

For purposes of the Manager Certification of
Borrower in Section 16 above:

/s/ William McBride III            (SEAL)
William McBride, III

BORROWER:                            ADK BONTERRA/PARKVIEW, LLC

By:    /s/ William McBride, III
Name:     William McBride, III
Title:     Manager

[Signatures continued on following page.]

Seventh Amendment to Credit Agreement (ADK Bonterra)

LENDER:                            GEMINO HEALTHCARE FINANCE, LLC

By:    /s/ Jeffrey M. Joslin                                                    Jeffrey M. Joslin, Senior Portfolio
Manager

Seventh Amendment to Credit Agreement (ADK Bonterra)

CONSENT AND REAFFIRMATION
Each undersigned guarantor of the Obligations of Borrower at any time owing to Lender hereby (i) acknowledges receipt of a copy of the foregoing Seventh Amendment to Credit Agreement; (ii) consents to Borrower's execution and delivery thereof and of the other documents, instruments or agreements Borrower agrees to execute and deliver pursuant thereto; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.
IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation as of the date of such Seventh Amendment to Credit Agreement.
ADCARE HEALTH SYSTEMS, INC.
By:     /s/ William McBride, III
Name: William McBride, III
Title: Chief Executive Officer

NW 61ST NURSING, LLC
By:     /s/ William McBride, III
Name: William McBride, III
Title: Manager

Seventh Amendment to Credit Agreement (ADK Bonterra)